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                                                                    Exhibit 32.1

                                 SELECTICA, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Selectica, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Bennion, Chief Executive Officer (Interim) and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ STEPHEN BENNION
                                               ---------------------------------
                                               Stephen R. Bennion
                                               Chief Executive Officer (Interim)
                                               and Chief Financial Officer
                                               February 11, 2004